UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
October 12, 2016 (May 30, 2016)

Joey New York, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-180954	68-0682410
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Trump Tower I, 16001 Collins Ave #3202 Sunny Isles Beach, Florida	33160
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (305) 948-9998

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On May 30, 2016 Joey New York, Inc. (the "Registrant" or the "Company") was notified by Thayer O'Neal Company LLC ("Thayer") that the firm resigned  as the Company's independent registered public accounting firm.  The Company engaged Pritchett, Siler and Hardy, P.C. ("PSH"), as its new independent registered public accounting firm on June 30, 2016. The decision to engage the PSH as the Company's independent registered public accounting firm was approved by the Company's Board of Directors.  Except as noted in the paragraph immediately below, the reports of Thayer on the Company's financial statements for the years ended February 28, 2016 and February 28, 2015 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Thayer on the Company's financial statements as of and for the years ended February 28 2016 and February 28, 2015 contained explanatory paragraphs which noted that there was substantial doubt as to the Company's ability to continue as a going concern as the Company had not generated sufficient cash flow from operations to meet its obligations.

During the years ended February 28, 2016 and February 28, 2015, the Company has not had any disagreements with Thayer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Thayer's satisfaction, would have caused them to make reference thereto in their reports on the Company's financial statements for such periods.

During the years ended February 28, 2016 and February 28, 2015, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Thayer with a copy of this disclosure set forth under this Item 4.01 and has been advised in writing that they agree with the foregoing.
New independent registered public accounting firm

Effective June 30, 2016 (the "Engagement Date"), the Company engaged Pritchett, Siler and Hardy, P.C. ("PSH") as its independent registered public accounting firm for the Company's fiscal year ended February 28, 2017. The decision to engage PSH as the Company's independent registered public accounting firm was approved by the Company's Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with PSH regarding either:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that PSH concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Thayer O'Neal Company LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOEY NEW YORK, INC. (Registrant)

Dated: October 12, 2016	By:	\s\ Richard Roer
Richard Roer
President